SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2004

McRae Industries, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-8578	56-0706710

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

402 North Main Street, Mt Gilead, NC	27306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (910) 439-6147

Item 1.01 Entry into a Material Definitive Agreement.

     On September 9, 2004, McRae Industries, Inc. (the “Company”) announced that it and its wholly-owned subsidiary, McRae Office Solutions, Inc. (“MOS”), have entered into a definitive Asset Purchase Agreement (the “Asset Purchase Agreement”) with TOPAC U.S.A., Inc. and its wholly-owned subsidiary, Connected Office Products, Inc. (“COPI”), pursuant to which MOS has sold substantially all of its assets to COPI. The announcement is contained in a press release from the Company which is attached hereto as Exhibit 99.1. Also attached as Exhibit 2.1 is the Asset Purchase Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On September 9, 2004, McRae Industries, Inc. (the “Company”) announced that it and its wholly-owned subsidiary, McRae Office Solutions, Inc. (“MOS”), have entered into a definitive Asset Purchase Agreement (the “Asset Purchase Agreement”) with TOPAC U.S.A., Inc. and its wholly-owned subsidiary, Connected Office Products, Inc. (“COPI”), pursuant to which MOS has sold substantially all of its assets to COPI. The announcement is contained in a press release from the Company which is attached hereto as Exhibit 99.1. Also attached as Exhibit 2.1 is the Asset Purchase Agreement.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Document Description
2.1	Asset Purchase Agreement among the Company, MOS, TOPAC U.S.A., Inc. and COPI dated September 9, 2004

99.1	Press Release announcing transaction

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCRAE INDUSTRIES, INC.
Date: September 9, 2004	By:	/s/ D. Gary McRae
D. Gary McRae
President and Chief Executive Officer

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SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

McRAE INDUSTRIES, INC.

Date of Event Reported:	Commission File No:
September 9, 2004	1-8578

Exhibit No.	Document Description
2.1	Asset Purchase Agreement among the Company, MOS, TOPAC U.S.A., Inc. and COPI dated September 9, 2004

99.1	Press Release announcing transaction